UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Earliest Event Reported: November 8, 1999

                        Date of Report: November 9, 1999



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.


           (Exact name of registrants as specified in their charters)



          Delaware                 1-111331                     43-1698480
          Delaware                333-06693                     43-1742520
-----------------------   -----------------   ----------------------------------
  (States or other         Commission file      (I.R.S. Employer Identification
  jurisdictions of             numbers                         Nos.)
  incorporation or
   organization)





                   One Liberty Plaza, Liberty, Missouri 64068


               (Address of principal executive offices) (Zip Code)


Registrants' telephone number, including area code: (816) 792-1600


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 ITEM 5.  OTHER EVENTS

         On November 8, 1999, Ferrellgas Partners, L.P., entered into a definitive purchase agreement to purchase Thermogas Company, a subsidiary of Williams (NYSE: WMB), for total consideration of $432.5 million. At closing the seller will receive $257.5 million cash and $175 million Senior Common Units. The closing of the transaction is subject to customary conditions, including regulatory approval.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  The Exhibit listed in the Index to Exhibits is filed as part of this Current Report on Form 8-K.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FERRELLGAS PARTNERS, L.P.

                                        By Ferrellgas, Inc. (General Partner)


Date: November 9, 1999                  By     /s/ Kevin T. Kelly
                                        -------------------------------------
                                        Kevin T. Kelly
                                        Chief Financial Officer (Principal
                                        Financial and Accounting Officer)





                                        FERRELLGAS PARTNERS FINANCE CORP.

Date: November 9, 1999                  By     /s/ Kevin T. Kelly
                                        ----------------------------------------
                                        Kevin T. Kelly
                                        Chief Financial Officer (Principal
                                        Financial and Accounting Officer)

                                INDEX TO EXHIBITS


        Exhibit No.          Description of Exhibit

            99.1             Text of press release issued by Ferrellgas
                              Partners,  L.P. on November 8, 1999